December 20, 2018

SELECTIVE OPPORTUNITY FUND (the “Fund”)

Supplement to the Prospectus dated January 6, 2017

Effective January 1, 2018, the Management Agreement between Unified Series Trust and Selective Wealth Management, LLC (the “Adviser”), investment adviser to the Fund, is amended to reduce the management fee paid by the Fund to the Adviser from 1.25% to 0.85% of the average daily net assets of the Fund.

This supplement updates certain information in the prospectus of the Fund as set forth below.

SUMMARY SECTION

The following replaces, in its entirety, the sub-section entitled Fees and Expenses of the Fund on page 1 of the prospectus:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses[1]	0.68%
Acquired Fund Fees and Expenses[1]	0.01%

Total Annual Fund Operating Expenses	1.54%

[1]	Other expenses and Acquired Fund Fees and Expenses (“AFFE”) are based on estimated amounts for the fiscal year ended December 31, 2017. AFFE are fees and expenses incurred by the Fund in connection with its investments in other investment companies.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$157	$486

ACCOUNT INFORMATION

The How to Buy Shares subsection on page 8 of the prospectus is deleted and replaced as follows:

Shares of the Fund may only be purchased on behalf of 1) clients of the adviser who have entered into an investment advisory contract with the adviser, and 2) clients of other investment advisers with whom the adviser has entered into an agreement regarding purchase of Fund shares. Provided, shares of the Fund are not available through financial intermediaries that charge an asset based fee. Purchase, exchange and redemption (sell) orders for clients of the adviser are effected based on instructions from the adviser (in its capacity as discretionary investment adviser to its client) to the broker-dealer or financial intermediary where such client’s account is maintained. Purchase, exchange and redemption (sell) orders for clients of other investment advisers are effected based on instructions from that client’s investment adviser (in its capacity as discretionary investment adviser to its client) to the broker-dealer or financial intermediary where such client’s account is maintained.

The adviser, in its sole discretion, may accept contributions of certain “in-kind” securities for purchase of Fund shares. An “in-kind” payment is a payment made in the form of securities or other property, rather than in cash.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. If we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the Fund’s net asset value (“NAV”) determined on the day your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

The Eligible Investors subsection on page 8 of the prospectus is deleted and replaced as follows:

The Fund is available only to 1) clients of the adviser who have entered into an investment advisory contract with the adviser, and 2) clients of other investment advisers with whom the adviser has entered into an agreement regarding purchase of Fund shares. Provided, shares of the Fund are not available through financial intermediaries that charge an asset based fee. To engage the adviser, please call 434-515-1517 and ask to speak with an investment professional. If you are a client of another investment adviser, contact that adviser to determine if you are an eligible investor.

The Fund intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor, and each investor, by purchasing shares, agrees to any such redemption.

The subsection Opening an Account Through Your Broker or Financial Institution is deleted and replaced as follows:

The adviser requires all shareholders of the Fund to maintain custody/trading accounts with a broker-dealer or financial institution. All purchase orders through these accounts are effected based on instructions by the client’s investment adviser and these orders will be executed at the NAV next determined after the order is received by such organization in proper form. The Fund has authorized one or more brokers to receive on their behalf purchase, exchange and redemption orders and these organizations are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. In addition, these organizations may charge transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options. These organizations may be the shareholders of record of your shares.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND SECTION

The following replaces, in its entirety, the second paragraph of the sub-section entitled Investment Adviser on page 13 of the prospectus:

For its services, the adviser is paid a fee at the annual rate of 0.85% of the average daily net assets of the Fund. The Fund is available only to 1) clients of the adviser who have entered into an investment advisory contract with the adviser, and 2) clients of other investment advisers with whom the adviser has entered into an agreement regarding purchase of Fund shares. Provided, shares of the Fund are not available through financial intermediaries that charge an asset based fee.

You should read this supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, each dated January 6, 2017, and retain it for future reference.

December 20, 2018

SELECTIVE OPPORTUNITY FUND (the “Fund”)

Supplement to the Statement of Additional Information dated January 6, 2017

Effective January 1, 2018, the Management Agreement between Unified Series Trust and Selective Wealth Management, LLC (the “Adviser”), investment adviser to the Fund, is amended to reduce the management fee paid by the Fund to the Adviser from 1.25% to 0.85% of the average daily net assets of the Fund.

This supplement updates certain information in the Statement of Additional Information of the Fund as set forth below.

The second paragraph under the section entitled INVESTMENT ADVISER on page 12 of the Statement of Additional Information is deleted and replaced as follows:

Effective January 1, 2018, the Fund pays the Adviser a fee at the annual rate of 0.85% of the average daily net assets of the Fund. Prior to January 1, 2018, the Adviser received an annual fee of 1.25% of the Fund’s average daily net assets. The Fund is available only to 1) clients of the Adviser who have entered into an investment advisory contract with the Adviser, and 2) clients of other investment advisers with whom the Adviser has entered into an agreement regarding purchase of Fund shares. Provided, shares of the Fund are not available through financial intermediaries that charge an asset based fee.

CHANGE OF CUSTODIAN

The CUSTODIAN section on page 30 of the Statement of Additional Information is deleted and replaced as follows:

CUSTODIAN

MUFG Union Bank, N.A., located at 350 California Street, Suite 2018, San Francisco, CA 94104, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

You should read this supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information both dated January 6, 2017, and retain it for future reference.